TRANSAMERICA ETF TRUST

DeltaShares® S&P International Managed Risk ETF

Supplement to the Currently Effective Prospectus, Summary Prospectus and

Statement of Additional Information

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Effective June 5, 2018, the following replaces the corresponding information in the Prospectus and Summary Prospectus for DeltaShares S&P International Managed Risk ETF under the section entitled “Purchase and Sale of Fund Shares”:

The fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of 50,000 Fund Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the fund’s Underlying Index.

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Effective June 5, 2018, the following replaces the corresponding information in the Statement of Additional Information under the section entitled “General Description of the Trust and the Funds”:

A Creation Unit of the DeltaShares S&P 400 Managed Risk ETF, DeltaShares S&P 500 Managed Risk ETF, DeltaShares S&P 600 Managed Risk ETF and DeltaShares S&P International Managed Risk ETF consists of 50,000 Fund Shares, a Creation Unit of the DeltaShares S&P Emerging Plus & Managed Risk ETF consists of 200,000 Fund Shares.

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Effective June 5, 2018, the following table replaces the corresponding table in the Statement of Additional Information in the sub-section entitled “Creation and Redemption Transaction Fees” under the section entitled “Purchase and Redemption of Creation Units”:

Creation and Redemption Transaction Fees:

Fund	Transaction Fee*,**
DeltaShares S&P 400 Managed Risk ETF	$1,250
DeltaShares S&P 500 Managed Risk ETF	$1,250
DeltaShares S&P 600 Managed Risk ETF	$1,250
DeltaShares S&P International Managed Risk ETF	$4,250
DeltaShares S&P Emerging Plus & Managed Risk ETF	$10,000

* From time to time, a fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, the funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Investment Manager’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a fund with respect to that transaction.

Investors Should Retain this Supplement for Future Reference

June 4, 2018